                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Latin America Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C and M

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class M shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class A	63.44%	45.06%	17.52%	13.45%
Class B	61.94%	43.87%	16.59%	12.55%
Class C	62.19%	43.93%	16.58%	12.56%
MSCI EM Latin America Index+	61.55%	52.29%	19.67%	14.11%
Scudder Latin America Fund	1-Year	3-Year	Life of Class*
Class M	63.75%	45.67%	26.52%
MSCI EM Latin America Index+	61.55%	52.29%	27.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Latin America Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$15,404	$28,767	$21,130	$33,305
	Average annual total return	54.04%	42.22%	16.14%	12.78%
Class B	Growth of $10,000	$15,894	$29,576	$21,448	$32,631
	Average annual total return	58.94%	43.54%	16.49%	12.55%
Class C	Growth of $10,000	$16,219	$29,819	$21,532	$32,647
	Average annual total return	62.19%	43.93%	16.58%	12.56%
MSCI EM Latin America Index+	Growth of $10,000	$16,155	$35,321	$24,543	$37,428
	Average annual total return	61.55%	52.29%	19.67%	14.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/05
Scudder Latin America Fund		1-Year	3-Year	Life of Class*
Class M	Growth of $10,000	$16,375	$30,912	$24,909
	Average annual total return	63.75%	45.67%	26.52%
MSCI EM Latin America Index+	Growth of $10,000	$16,155	$35,321	$25,753
	Average annual total return	61.55%	52.29%	27.99%

The growth of $10,000 is cumulative.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value 10/31/05	$ 44.84	$ 44.28	$ 44.29	$ 45.41
10/31/04	$ 27.80	$ 27.71	$ 27.62	$ 28.07
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .42	$ .42	$ .36	$ .44
Class A Lipper Rankings — Latin American Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	15	of	20	72
3-Year	17	of	20	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class S	63.76%	45.40%	17.83%	13.76%
Class AARP	63.67%	45.38%	17.84%	13.76%
MSCI EM Latin America Index+	61.55%	52.29%	19.67%	14.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 45.07	$ 44.98
10/31/04	$ 27.87	$ 27.84
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .43	$ .43

Growth of an Assumed $10,000 Investment
[] Scudder Latin America Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$16,376	$30,739	$22,711	$36,293
	Average annual total return	63.76%	45.40%	17.83%	13.76%
Class AARP	Growth of $10,000	$16,367	$30,726	$22,720	$36,307
	Average annual total return	63.67%	45.38%	17.84%	13.76%
MSCI EM Latin America Index+	Growth of $10,000	$16,155	$35,321	$24,543	$37,428
	Average annual total return	61.55%	52.29%	19.67%	14.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Latin American Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	20	53
3-Year	15	of	20	72
5-Year	8	of	15	50
10-Year	4	of	7	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,418.50	$ 1,412.00	$ 1,413.20	$ 1,419.90	$ 1,419.60	$ 1,420.30
Expenses Paid per $1,000*	$ 11.03	$ 16.60	$ 15.69	$ 9.70	$ 9.94	$ 9.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,016.08	$ 1,011.44	$ 1,012.20	$ 1,017.19	$ 1,016.99	$ 1,017.29
Expenses Paid per $1,000*	$ 9.20	$ 13.84	$ 13.09	$ 8.08	$ 8.29	$ 7.98

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Class AARP	Class S
Scudder Latin America Fund	1.81%	2.73%	2.58%	1.59%	1.63%	1.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Latin America Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Latin America Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1996.

Over 20 years of investment industry experience.

BA, University of Notre Dame; MBA, Stern School of Business, New York University.

Paul H. Rogers, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1994 and the fund in 1995.

Over 19 years of investment industry experience.

BA, University of Vermont; MBA, Stern School of Business, New York University.

In the following interview, Co-Lead Portfolio Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did the Latin American stock markets perform during the past year?

A:  Stocks in Latin America performed well: for the 12-month period, the fund's benchmark, the MSCI EM Latin America Index, returned 61.55%. In comparison, the MSCI World Index returned 13.27% for the same period.1 US dollar-based investors gained a significant boost from the appreciating value of the Latin currencies. For example, 2.589 reals were required to purchase one US dollar at the beginning of the period, but this number had fallen to 2.266 by October 31, 2005. Similarly, 11.591 Mexican pesos were needed to purchase a dollar one year ago, but only 10.845 were needed by the close of the period. The result was that while Brazil's market gained about 31% in local currency terms for the 12-month period, US investors received a gain of almost 66%. For Mexican stocks, the local and US dollar returns were 39% and 49%, respectively, as measured by the MSCI EM Mexico Free Index.2,3

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.

The MSCI World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

2 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Mexico Free Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the Mexican market.

MSCI indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

The Latin American markets benefited from an exceptionally favorable investment backdrop. Global growth remained on track, keeping demand high for commodities prices and boosting the earnings of the many regional producers of energy, steel and other metals. Rising commodities prices were also beneficial for fiscal accounts and trade balances of the region's governments. Despite favorable economic growth trends, inflation remained tame across the region. This prompted the long-awaited decision by Brazil's central bank to begin reducing short-term interest rates. On the corporate level, continued efforts at cost cutting and increasing efficiency caused profit margins to rise. These factors, in combination, contributed to a continued decline in investors' perception of the risk in Latin American equities. In an environment of abundant global liquidity, this led to a strong inflow of investment cash to the region and provided a boost not only to stock prices but to bonds and currencies as well.4

4 Liquidity, in this context, refers to the level of cash in the global economy that can be invested in the financial markets. A high level of liquidity tends to benefit higher-risk investments such as emerging-markets stocks.

5 Source: Lipper Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Latin America Funds category, which are defined as those that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was strong on an absolute basis at 63.44%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund outperformed the 61.55% return of its benchmark but trailed the 64.64% average return of the 20 funds in its Lipper peer group, Latin America Funds.5

Q:  How did the fund's positioning affect performance?

A:  On a sector basis, commodities-related stocks dominated during the past year. Steel and mining stocks performed well, as did oil and oil services stocks. Overweight positions in the iron ore stocks Companhia Vale do Rio Doce SA (CVRD) and Caemi Mineracao e Metalurgica SA also boosted the fund's return.6 We believe the outlook for iron ore pricing remains positive, as continued strong Chinese demand for the metal is projected for 2006. CVRD and Caemi are among the lowest-cost producers in the world, meaning that continued high prices for steel and iron ore have a substantial impact on their bottom line results.

6 An "overweight" is a weighting in a stock or industry greater than that of the benchmark. An "underweight" is a weighting in a stock or security lower than that of the benchmark.

7 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

The fund's largest overweight in the energy sector was Tenaris SA, a producer of tubular goods, and this was one of the leading contributors to performance. Petroleo Brasiliero SA ("Petrobras"), the single largest holding in the fund and overweight versus the index, was another significant contributor in energy. We believe the outlook for Petrobras is increasingly promising for 2006. The company recently attained investment grade status, which should lower its debt servicing costs. The three pillars for continued outperformance of Petrobras remain in place: strong fundamentals (particularly with respect to growth in production), a solid market position vis-a-vis its emerging markets peers, and what we believe is its attractive valuation.7

The financials sector also registered positive results, with the fund's position in Uniao de Bancos Brasileiros SA (Unibanco) and Banco Itau Holding Financeira SA benefiting from the expected interest rate declines in Brazil. We continue to like the financials sector, primarily in Brazil, as consumer lending is expected to increase as a result of falling interest rates. We believe these banks are extremely healthy and also well-provisioned against an increase in loan losses.

The sector that lagged the most was food and beverage stocks in Mexico. Fortunately, the fund was significantly underweight in this area, and this contributed positively to performance. We remain positive on the outlook for the fund's largest overweight in this sector — Fomento Economico Mexicano SA de CV ("Femsa") — which we expect will continue to turn in positive results from its market rebranding and distribution initiatives.

Telecommunications stocks were lackluster performers. However, the fund's overweight position in America Movil SA de CV (the Mexican wireless telephone provider that is expanding across Latin America) contributed strongly to performance. The fund was positioned correctly in fixed line telcos and smaller cellular companies, with an absence or underweight position in the sector's worst-performing stocks. Following the decline in the sector, we are in the process of analyzing individual companies to see if there is a potential opportunity.

Q:  Have you made any notable changes to the fund's positioning?

A:  In terms of portfolio activity, we have been increasing the fund's exposure to mining stocks while at the same time reducing positions in the steel manufacturers that are being hurt by rising costs of inputs and declining margins. With Brazilian interest rates finally declining, we expect solid results from the financials sector. We have repositioned the portfolio in financials to take advantage of valuation differentials among the largest banks. We are also positive on the outlook for Brazilian consumer stocks that could stand to benefit from increased consumer confidence and a potential rebound in consumer spending. We are seeking to participate through holdings in smaller consumer-oriented companies such as Companhia de Concessoes Rodoviarias, the toll road operator; the discount airliners Gol-Linhas Aereas Inteligentes SA and TAM SA; and Diagnosticos da America SA, the health care service provider.

In Mexico, we continue to like the consumer plays that we believe will benefit from stable to declining interest rates, rising employment and growing disposable income, such as Wal-Mart de Mexico SA de CV ("Walmex"), Grupo Televisa SA and Femsa. We also favor homebuilding stocks, such as Corporacion GEO SA de CV, Urbi, Desarrollo Urbanos, SA de CV, and Desarrolladora Homex SA de CV, that we believe will benefit from the pent-up demand for housing. Cemex SA de CV, as a cement producer, may also be a beneficiary of this trend.

We are also pursuing opportunities in Chile, where the consumer should be stronger after a number of years of stable economic growth, through the retailer Cencosud SA and Lan Airlines SA.

Q:  What is your overall view of the Latin American markets as we head into 2006?

A:  The past three years have brought an extraordinarily positive environment for the asset class, with strong global growth, high commodity prices, abundant liquidity in the global financial markets and strengthening currencies throughout the region. It is reasonable to expect that after three years of outperformance, returns might be less robust in 2006. Still, we believe the environment should remain supportive for Latin American equities. The region's fundamentals should stay strong, as countries' balance sheets have been strengthened and we expect that prudent fiscal and monetary policies will remain in place. Inflation is not a major concern in the large markets, so interest rates are expected to decline (with the exception of Chile). Additionally, current accounts are healthy and — in Brazil's case — supported by a robust trade account and continued debt reduction.8 Moody's recent upgrade of Brazil is indicative of the rating agencies' positive view on the region. The continued high level of oil prices, as well as China's ongoing demand for products such as iron ore and copper, also should be helpful to Latin America as a whole given that the region is a net exporter.

8 The current account is a country's net balance of payments. It factors in imports and exports along with transfers such as international aid and migrant remittances. If a country receives more money from the sale of goods, services and transfers than it pays out, it has a current account surplus. If it pays out more than it receives in those transactions, the result is a current account deficit.

Politics has the potential to affect market performance in the coming year, however. In the next 14 months, Latin America will see six presidential elections (in Chile, Colombia, Peru, Mexico, Brazil and Venezuela) as well as several congressional and state elections. However, we believe that the region's equity market has matured and that investors' perception of risk is far more tied to countries' economic prospects than it is to political whims. We also believe that in most cases (save Venezuela), there is political support for a continuation of prudent economic policies. This is largely true even for the left-leaning candidates, as we have witnessed in Brazil. The only real negative, in our view, is that the prospects for further economic and political reforms appear dim in the short term, given the political calendar ahead of us.

With this positive macroeconomic backdrop for the region, valuations that we believe remain at reasonable levels given the outlook for earnings growth, and continued high levels of global liquidity, we believe the prospects for the Latin American stock markets remain bright. However, we would advise investors to temper their expectations given the returns achieved by these markets in the past three years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Diversification (Excludes Cash Equivalents)	10/31/05	10/31/04

Brazil	53%	53%
Mexico	36%	37%
Chile	5%	7%
Argentina	4%	2%
Peru	1%	1%
Colombia	1%	—
	100%	100%
Sector Diversification (As a % of Equity Securities)	10/31/05	10/31/04

Materials	25%	21%
Energy	19%	18%
Telecommunication Services	14%	20%
Financials	14%	12%
Consumer Discretionary	12%	11%
Industrials	7%	4%
Consumer Staples	6%	7%
Utilities	3%	7%
	100%	100%

Geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (74.4% of Net Assets)
1. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	15.5%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	15.3%
3. America Movil SA de CV Provider of wireless communication services	Mexico	11.6%
4. Grupo Televisa SA Operator of entertainment businesses	Mexico	6.4%
5. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	5.6%
6. Cemex SA de CV Producer of concrete and cement	Mexico	4.6%
7. Unibanco — Uniao de Bancos Brasileiros SA Provider of banking services	Brazil	4.4%
8. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	4.3%
9. Banco Itau Holding Financeira SA Provider of banking services	Brazil	3.6%
10. Tenaris, SA Manufactures steel pipe products	Argentina	3.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Equity Securities 97.6%
Argentina 4.1%
Banco Macro Bansud SA "B"	829,530	1,390,266
BI SA "A" (New)* (a)	3,231,425	2,142,435
Loma Negra SA* (a)	448,653	846,106
Nortel Inversora SA "B" (ADR) (Preferred)*	33,663	269,304
Quimica Estrella SA "B"*	222,160	69,211
Telecom Argentina SA "B"*	466,175	1,230,189
Tenaris SA (ADR)	174,400	19,157,840
(Cost $21,926,689)		25,105,351
Brazil 52.1%
Banco Bradesco SA (ADR) (Preferred)	314,400	16,314,216
Banco Itau Holding Financeira SA (ADR) (Preferred)	161,500	3,869,540
Banco Itau Holding Financeira SA (Preferred)	751,880	18,000,644
Brasil Telecom SA (Preferred)	18,130,898	85,429
Braskem SA "A" (Preferred)	52	448
Braskem SA (ADR) (Preferred)	131,300	2,232,100
Caemi Mineracao e Metalurgica SA (Preferred)	7,623,800	12,120,616
Companhia de Bebidas das Americas (ADR) (Preferred)	86,700	3,077,850
Companhia de Concessoes Rodoviarias	177,100	4,679,568
Companhia Energetica de Minas Gerais SA (Preferred)	112,700,000	4,104,006
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	1,318,200	48,641,580
Companhia Vale do Rio Doce (ADR)	1,137,900	47,029,407
CPFL Energia SA (ADR)*	127,900	3,986,643
Diagnosticos da America SA*	182,100	2,951,705
Empresa Brasiliera de Aeronautica SA (ADR) (Preferred)	139,600	5,415,084
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	284,700	9,864,855
Petroleo Brasileiro SA (ADR)	162,000	10,351,800
Petroleo Brasileiro SA (ADR) (Preferred)	528,200	30,302,834
Petroleo Brasileiro SA (Preferred)	3,723,788	53,265,482
Tam SA (Preferred)*	248,900	3,150,213
Tele Norte Leste Participacoes SA (ADR) (Preferred)	633,000	11,204,100
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	519,700	27,180,310
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	152,100	3,072,666
(Cost $160,781,125)		320,901,096
Chile 5.1%
Banco Santander Chile SA (ADR)	142,500	5,564,625
Cencosud SA	2,637,400	5,548,595
Empresa Nacional de Electricidad SA (ADR) (Preferred)	296,400	8,826,792
Enersis SA (ADR)	297,900	3,256,047
Lan Airlines SA (ADR)	148,800	4,794,336
Sociedad Quimica y Minera de Chile SA (ADR)	28,700	3,358,761
(Cost $23,197,730)		31,349,156
Colombia 0.5%
Bancolombia SA (ADR) (Preferred) (Cost $3,205,106)	141,100	3,344,070
Mexico 35.0%
America Movil SA de CV "L" (ADR)	2,720,600	71,415,750
Cemex SA de CV (ADR)	540,752	28,156,957
Corporacion GEO SA de CV "B"*	2,084,600	6,436,158
Desarrolladora Homex SA de CV (ADR)*	146,200	4,369,918
Fomento Economico Mexicano SA de CV (ADR)	502,860	34,189,451
Grupo Televisa SA (ADR)	537,500	39,291,250
Impulsora del Desarrollo Economico de America Latina SA de CV "B-1"*	791,100	592,656
Urbi, Desarrollo Urbanos, SA de CV*	646,000	4,076,469
Wal-Mart de Mexico SA de CV "V"	5,486,440	26,706,050
(Cost $112,477,891)		215,234,659
Peru 0.8%
Compania de Minas Buenaventura SA (ADR) (Cost $2,248,619)	183,300	4,723,640
Total Equity Securities (Cost $323,837,159)		600,657,972
	Principal Amount ($)	Value ($)

Other 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	1,170,800	25,321
	Shares	Value ($)

Cash Equivalents 2.2%
United States
Scudder Cash Management QP Trust, 3.83% (b) (Cost $13,567,620)	13,567,620	13,567,620
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $337,404,779)+	99.8	614,250,913
Other Assets and Liabilities, Net	0.2	1,147,045
Net Assets	100.0	615,397,958

+ The cost for federal income tax purposes was $340,124,796. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $274,126,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $280,033,664 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,907,547.

* Non-income producing security.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA "A" (New)	10/22/1993	3,360,564	2,142,435	0.35
Loma Negra SA	8/23/1999-11/17/2001	4,816,805	846,106	0.14
Total Restricted Securities				0.49

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $323,837,159)	$ 600,683,293
Investments in Scudder Cash Management QP Trust (cost $13,567,620)	13,567,620
Total investments in securities, at value (cost $337,404,779)	614,250,913
Foreign currency (cost $111,589)	123,825
Receivable for investments sold	7,179,025
Dividends receivable	3,160,851
Interest receivable	42,969
Receivable for Fund shares sold	1,564,707
Other assets	23,195
Total assets	626,345,485
Liabilities
Due to custodian bank	1,188,969
Payable for investments purchased	8,445,540
Payable for Fund shares redeemed	358,535
Accrued management fee	581,812
Other accrued expenses and payables	372,671
Total liabilities	10,947,527
Net assets, at value	$ 615,397,958
Net Assets
Net assets consist of: Undistributed net investment income	6,079,108
Net unrealized appreciation (depreciation) on: Investments	276,846,134
Foreign currency related transactions	28,552
Accumulated net realized gain (loss)	24,650,677
Paid-in capital	307,793,487
Net assets, at value	$ 615,397,958

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($32,270,042 ÷ 719,744 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 44.84
Maximum offering price per share (100 ÷ 94.25 of $44.84)	$ 47.58

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,632,324 ÷ 82,026 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 44.28

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,938,801 ÷ 134,084 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 44.29
Class M Net Asset Value and redemption price(a) per share ($16,844,748 ÷ 370,957 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 45.41
Class AARP Net Asset Value, offering and redemption price(a) per share ($13,770,471 ÷ 305,534 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 45.07
Class S Net Asset Value, offering and redemption price(a) per share ($542,941,572 ÷ 12,071,570 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 44.98

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,511,161)	$ 14,967,784
Interest	4,725
Interest — Scudder Cash Management QP Trust	292,167
Total Income	15,264,676
Expenses: Management fee	5,854,074
Services to shareholders	919,072
Custodian and accounting fees	586,657
Distribution service fees	71,454
Auditing	92,268
Legal	24,300
Directors' fees and expenses	13,791
Reports to shareholders	44,945
Registration fees	25,724
Other	34,266
Total expenses, before expense reductions	7,666,551
Expense reductions	(6,378)
Total expenses, after expense reductions	7,660,173
Net investment income (loss)	7,604,503
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	75,386,830
Foreign currency related transactions (including CPMF tax of $43,940)	(531,718)
74,855,112
Net unrealized appreciation (depreciation) during the period on: Investments	151,090,349
Foreign currency related transactions	27,322
151,117,671
Net gain (loss) on investment transactions	225,972,783
Net increase (decrease) in net assets resulting from operations	$ 233,577,286

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 7,604,503	$ 8,330,035
Net realized gain (loss) on investment transactions	74,855,112	34,225,426
Net unrealized appreciation (depreciation) on investment transactions during the period	151,117,671	50,145,672
Net increase (decrease) in net assets resulting from operations	233,577,286	92,701,133
Distributions to shareholders from: Net investment income: Class A	(162,715)	(125,346)
Class B	(8,524)	(2,144)
Class C	(9,957)	(22,052)
Class M	(171,625)	(213,781)
Class AARP	(85,454)	(26,909)
Class S	(5,377,441)	(5,818,866)
Fund share transactions: Proceeds from shares sold	101,618,696	49,884,858
Reinvestment of distributions	5,459,458	5,781,528
Cost of shares redeemed	(95,787,929)	(82,506,808)
Redemption fees	53,420	—
Net increase (decrease) in net assets from Fund share transactions	11,343,645	(26,840,422)
Increase (decrease) in net assets	239,105,215	59,651,613
Net assets at beginning of period	376,292,743	316,641,130
Net assets at end of period (including undistributed net investment income of $6,079,108 and $4,822,039, respectively)	$ 615,397,958	$ 376,292,743

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 27.80	$ 21.59	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.47	.54	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	16.99	6.05	6.26	(2.10)	(4.06)
Total from investment operations	17.46	6.59	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.42)	(.38)	(.10)	(.27)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 44.84	$ 27.80	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[c]	63.44	30.85[d]	42.72[d]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	9	6.23		.55
Ratio of expenses before expense reductions (%)	1.81	1.99	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	1.81	1.91	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	1.40	2.24	1.29	.83	(1.39)*
Portfolio turnover rate (%)	73	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 27.71	$ 21.51	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.34	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	16.84	6.04	6.26	(2.14)	(4.05)
Total from investment operations	16.99	6.38	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	(.42)	(.18)	—	(.12)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 44.28	$ 27.71	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[c]	61.94	29.82[d]	41.70[d]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.4		.22	.04	.001
Ratio of expenses before expense reductions (%)	2.73	3.09	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.73	2.76	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	.48	1.39	.47	.03	(2.19)*
Portfolio turnover rate (%)	73	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 27.62	$ 21.45	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.17	(.07)[e]	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	16.86	6.43	6.23	(2.15)	(4.09)
Total from investment operations	17.03	6.36	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	(.36)	(.19)	—	(.12)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 44.29	$ 27.62	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[c]	62.19	29.77[d]	41.68[d]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.5		.22	.01	.001
Ratio of expenses before expense reductions (%)	2.60	2.92	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.60	2.72	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	.61	(6.62)[e]	.51	.06	(2.16)*
Portfolio turnover rate (%)	73	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Due to the timing of subscriptions and redemptions for this class in relation to the operating results of the Fund, the amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other share classes during the year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class M
Years Ended October 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 28.07	$ 21.78	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[b]	.57	.61	.26	.18
Net realized and unrealized gain (loss) on investment transactions	17.21	6.12	6.30	(3.95)
Total from investment operations	17.78	6.73	6.56	(3.77)
Less distributions from: Net investment income	(.44)	(.44)	(.14)	—
Redemption fees and other	.00***	—	.10[c]	.08
Net asset value, end of period	$ 45.41	$ 28.07	$ 21.78	$ 15.26
Total Return (%)	63.75	31.21[d]	43.87[d]	(19.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	12	11	9
Ratio of expenses before expense reductions (%)	1.61	1.80	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.61	1.67	1.89	1.91*
Ratio of net investment income (loss) (%)	1.60	2.48	1.54	1.10*
Portfolio turnover rate (%)	73	62	24	22

[a] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Includes a one time reduction in certain liabilities of an acquired fund.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 27.87	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Income (loss) from investment operations: Net investment income (loss)[a]	.54	.58	.26	.21	.27
Net realized and unrealized gain (loss) on investment transactions	17.09	6.08	6.28	(2.11)	(3.95)
Total from investment operations	17.63	6.66	6.54	(1.90)	(3.68)
Less distributions from: Net investment income	(.43)	(.44)	(.14)	(.33)	(.18)
Net realized gains on investment transactions	—	—	—	—	(1.49)
Total distributions	(.43)	(.44)	(.14)	(.33)	(1.67)
Redemption fees	.00*	—	.00*	.08	—
Net asset value, end of period	$ 45.07	$ 27.87	$ 21.65	$ 15.25	$ 17.40
Total Return (%)	63.67	31.10[b]	43.20[b]	(10.83)	(17.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	3.93		.17	.18
Ratio of expenses before expense reductions (%)	1.64	1.90	1.91	1.91	1.90
Ratio of expenses after expense reductions (%)	1.64	1.77	1.88	1.91	1.90
Ratio of net investment income (loss) (%)	1.57	2.38	1.55	1.10	1.33
Portfolio turnover rate (%)	73	62	24	22	20
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 27.84	$ 21.62	$ 15.23	$ 17.39	$ 22.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.59	.26	.21	.27
Net realized and unrealized gain (loss) on investment transactions	16.99	6.06	6.27	(2.12)	(3.95)
Total from investment operations	17.57	6.65	6.53	(1.91)	(3.68)
Less distributions from: Net investment income	(.43)	(.43)	(.14)	(.33)	(.18)
Net realized gains on investment transactions	—	—	—	—	(1.49)
Total distributions	(.43)	(.43)	(.14)	(.33)	(1.67)
Redemption fees	.00*	—	.00*	.08	—
Net asset value, end of period	$ 44.98	$ 27.84	$ 21.62	$ 15.23	$ 17.39
Total Return (%)	63.76	31.09[b]	43.19[b]	(10.89)	(17.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	543	351	298	228	294
Ratio of expenses before expense reductions (%)	1.60	1.81	1.92	1.91	1.90
Ratio of expenses after expense reductions (%)	1.60	1.75	1.90	1.91	1.90
Ratio of net investment income (loss) (%)	1.61	2.40	1.53	1.10	1.33
Portfolio turnover rate (%)	73	62	24	22	20
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase except for dividend reinvestment. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund utilized approximately $37,090,000 of its capital loss carryforwards. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $12,221,000 of inherited capital loss carryforwards cannot be used by the Fund.

At October 31, 2005, the Fund has a net tax basis capital loss carryforward of approximately $10,803,000 which may be applied against certain realized net taxable capital gains each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 6,079,108
Capital loss carryforward	$ (10,803,000)
Undistributed net long-term capital gains	$ 38,173,445
Net unrealized appreciation (depreciation) on investments	$ 274,126,117

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributed from ordinary income	$ 5,815,716	$ 6,209,098

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $356,036,686 and $342,905,471, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.23% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent, dividend paying agent and shareholder service functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2005
Class A	$ 22,143	$ 4,979
Class B	3,600	498
Class C	4,040	645
Class M	25,008	4,358
Class AARP	15,901	2,990
Class S	559,408	93,556
	$ 630,100	$ 107,026

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $245,200, of which $17,429 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 9,999	$ 1,818
Class C	18,322	3,677
	$ 28,321	$ 5,495

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 33,986	$ 5,557.22%
Class B	3,150	479.24%
Class C	5,997	1,186.24%
	$ 43,133	$ 7,222

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $24,558.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and Class C shares aggregated $7,020 and $3,242, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,520, of which $6,000 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

In addition, for the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $6,378, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	813,918	$ 30,979,586	601,058	$ 15,107,846
Class B	89,386	3,463,991	20,379	513,512
Class C	157,704	5,991,954	234,889	5,794,751
Class M	—	—	145	5,467
Class AARP	296,802	11,159,450	174,988	4,429,110
Class S	1,386,354	50,023,715	971,574	24,034,172
		$ 101,618,696		$ 49,884,858
Shares issued to shareholders in reinvestment of distributions
Class A	4,428	$ 139,647	4,007	$ 95,767
Class B	229	7,193	83	1,996
Class C	257	8,073	93	2,223
Class M	2,986	116,076	5,005	120,512
Class AARP	2,246	81,079	1,028	24,581
Class S	161,734	5,107,390	231,747	5,536,449
		$ 5,459,458		$ 5,781,528
Shares redeemed
Class A	(418,237)	$ (14,250,566)	(559,359)	$ (13,284,029)
Class B	(22,923)	(872,419)	(15,341)	(376,743)
Class C	(41,236)	(1,620,480)	(227,942)	(5,838,961)
Class M	(64,880)	(2,253,931)	(73,035)	(1,793,311)
Class AARP	(118,985)	(4,387,492)	(93,727)	(2,315,009)
Class S	(2,077,537)	(72,403,041)	(2,408,637)	(58,898,755)
		$ (95,787,929)		$ (82,506,808)
Redemption fees		$ 53,420		—
Net increase (decrease)
Class A	400,109	$ 16,879,086	45,706	$ 1,919,584
Class B	66,692	2,601,311	5,121	138,765
Class C	116,725	4,384,391	7,040	(41,987)
Class M	(61,894)	(2,137,855)	(67,885)	(1,667,332)
Class AARP	180,063	6,863,273	82,289	2,138,682
Class S	(529,449)	(17,246,561)	(1,205,316)	(29,328,134)
		$ 11,343,645		$ (26,840,422)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Payments Made by Affiliates

During the year ended October 31, 2005, the Fund was reimbursed $32,496 by the Advisor.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 28, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $42,000,000 as capital gain dividends for its year ended October 31, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $1,511,161 and earned $8,906,489 of foreign source income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.11 per share as foreign taxes paid and $.65 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates $16,500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and M

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	811165-737	811165-729	811165-711	811165-638
Fund Number	474	674	774	174

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	174	074
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER LATIN AMERICA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                             Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $83,000           $225                $0              $0
--------------------------------------------------------------------------------
2004              $82,000           $185              $9,500            $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $0           $197,605             $104,635            $302,240
--------------------------------------------------------------------------------
2004           $9,500            $0               $1,153,767         $1,163,267
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Latin America Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Latin America Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006